UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2014

VERITEQ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 CONGRESS PARK DRIVE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-846-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.05, Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 2, 2014, the Registrant’s audit committee of its board of directors approved a new Code of Ethics for Senior Financial Officers, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

10.1	Code of Ethics for Senior Financial Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITEQ CORPORATION

Date: April 7, 2014

By:     /s/ Michael E. Krawitz
Name: Michael E. Krawitz
Title:   Chief Legal and Financial Officer